Exhibit 99.2
2010 Form Non-Qualified Stock Option Grant Agreement
Associated Banc-Corp
2010 Incentive Compensation Plan
Cover Page to Non-Qualified Stock Option Agreement
(The Non-Qualified Stock Option Agreement is attached hereto)
     Pursuant and subject to the Associated Banc-Corp 2010 Incentive Compensation Plan (the “Plan”) and the attached Non-Qualified Stock Option Agreement, the Committee has awarded the Grantee named below an option (the “Option”) to purchase shares of Common Stock of Associated Banc-Corp (“Shares”) as follows:

Name of Grantee:	[INSERT NAME]

Grant Date:	[INSERT DATE]

Total Number of Shares Subject to the Option:	[INSERT NUMBER]

Option Price:	[INSERT PRICE] per Share
     By executing below, the Grantee hereby acknowledges, (1) receipt of a true copy of the Non-Qualified Stock Option Agreement; (2) that the Grantee has read the Non-Qualified Stock Option Agreement and the Plan carefully, and fully understands their contents; (3) that the Grantee accepts the award of the Option; and (4) the Grantee agrees to be bound by the terms and conditions of the Non-Qualified Stock Option Agreement and the Plan.
     IN WITNESS WHEREOF, as of the Grant Date the Company and the Grantee hereby agree to be bound by the terms and conditions of the Non-Qualified Stock Option Agreement and the Plan.

ASSOCIATED BANC-CORP	GRANTEE

By:	By:

Name:

Its:

     Please sign and return your signed copy of (1) this cover page to the Non-Qualified Stock Option Agreement and (2) if you’re married, Exhibit B (Consent of Spouse) by [INSERT DATE] to [INSERT NAME AND CONTACT INFORMATION]. Failure to do so will result in forfeiture of the award. Please retain a copy of the signed documents; the remainder of the Non-Qualified Stock Option Agreement is for your records and does not need to be returned.

ASSOCIATED BANC-CORP
2010 INCENTIVE COMPENSATION PLAN
NON-QUALIFIED STOCK OPTION AGREEMENT
     In accordance with and subject to the terms of the Associated Banc-Corp 2010 Incentive Compensation Plan (the “Plan”) and this Agreement, the Committee granted to the person named as grantee (the “Grantee”) on the cover page attached to this Non-Qualified Stock Option Agreement (the “Cover Page”) an option to purchase shares of common stock, par value $0.01 per share, of the Company.
     To evidence the Option and to set forth its terms, the Company and the Grantee agree as follows. All capitalized terms used, but otherwise not defined herein, shall have the meanings set forth in the Plan.
     1. Grant of Option. Subject to and upon the terms and conditions set forth in this Agreement and the Plan, the Committee granted to the Grantee an option (the “Option”) to purchase the number of shares of Common Stock set forth on the Cover Page (subject to adjustment as provided in Section 4.2 of the Plan), effective as of the grant date set forth on the Cover Page (the “Grant Date”), and the Grantee hereby accepts the grant of the Option as set forth herein. The Option granted hereby is not intended to constitute an Incentive Stock Option, within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.
     2. Option Price. The purchase price of this Option shall be equal to the per-Share price set forth on the Cover Page (the “Option Price”) (subject to adjustment as provided in Section 4.2 of the Plan). The Option Price is equal to 100% of the Fair Market Value of one Share of Common Stock on the Grant Date.
     3. Term and Vesting of the Option. The Option’s Term shall expire on the tenth anniversary of the Grant Date, and, except as otherwise provided herein, any portion of this Option may be exercised upon or following the date on which such portion vests, as long as such exercise occurs prior to the expiration of this Option as provided in this Agreement and the Plan. Subject to Paragraphs 4 and 5 below, this Option shall vest in accordance with the following schedule:

Vesting Date	Percentage of Option Vested
1st Anniversary of Grant Date	34%
2nd Anniversary of Grant Date	67%
3rd Anniversary of Grant Date	100%
     Notwithstanding the foregoing provisions of this Paragraph 3, and except as otherwise determined by the Committee, as provided in the Plan or as provided herein, any portion of this Option that is not vested (or otherwise not exercisable) at the time of the Grantee’s Termination of Service shall not become exercisable after such termination and shall be immediately cancelled and forfeited to the Company.

     4. Termination of Service. Subject to Paragraph 5 below, the provisions of this Paragraph 4 shall apply in the event the Grantee incurs a Termination of Service at any time prior to this Option becoming fully vested pursuant to Paragraph 3 above:
          (a) If the Grantee incurs a Termination of Service because of his or her Early Retirement, (i) a pro rata portion of this Option shall vest and become exercisable on the date of such Termination of Service, which shall be determined pursuant to Exhibit A hereto, and (ii) the vested and exercisable portion of this Option shall remain exercisable for one year following such Termination of Service. Any portion of this Option that is not exercised prior to the end of such one-year period shall be forfeited to the Company.
          (b) If the Grantee incurs a Termination of Service because of his or her death, Disability or Normal Retirement, this Option shall (i) become fully vested and exercisable and (ii) remain exercisable for one year following such Termination of Service. Any portion of this Option that is not exercised prior to the end of such one-year period shall be forfeited to the Company.
          (c) If the Grantee incurs a Termination of Service by an Employer without Cause or voluntarily on his or her part (but not on account of the Grantee’s death, Disability, Early Retirement or Normal Retirement), (i) any vested portion of this Option shall remain exercisable for 30 days following such Termination of Service and (ii) any unvested portion of this Option shall be immediately forfeited to the Company. Any portion of this Option that is not exercised prior to the end of such 30-day period shall be forfeited to the Company.
          (d) If the Grantee incurs a Termination of Service for Cause, this Option shall be immediately forfeited to the Company.
     5. Change in Control. Notwithstanding Paragraph 4 above, if the Grantee incurs an involuntary Termination of Service (other than due to Cause) during the two year period immediately following a Change in Control, any unvested portion of this Option prior to the date of such Termination of Service shall become vested and exercisable, and this Option shall remain exercisable for 30 days following such Termination of Service. Any portion of this option that is not exercised prior to the end of such 30-day period shall be forfeited to the Company. In addition, upon a Change in Control, the Grantee will have such rights with respect to this Option as are provided for in the Plan.
     6. Exercise of Option. On or after the date any portion of this Option becomes exercisable, but prior to the expiration of this Option in accordance with Paragraphs 3, 4 or 5 above, the portion of this Option that has become exercisable may be exercised in whole or in part by the Grantee (or, pursuant to this Paragraph 6, by his or her permitted successor) upon delivery of the following to the Company:
          (a) a written notice of exercise which identifies this Agreement and states the number of whole Shares then being purchased; and
          (b) any combination of cash (or by personal check or wire transfer payable to the Company), and/or (i) with the approval of the Committee, Shares or Shares of Restricted Stock then owned by the Grantee in an amount having a combined Fair Market Value on the exercise date equal to the aggregate Option Price of the Shares then being purchased, or (ii) unless otherwise prohibited by law or Company policy, an irrevocable authorization of a third party to sell Shares acquired upon the exercise of this Option and prompt remittance to the Company of a sufficient portion of the sale proceeds to pay the entire Option Price and any tax withholdings resulting from such exercise.
     Notwithstanding the foregoing, the Grantee (or any permitted successor) shall take whatever additional actions, including, without limitation, the furnishing of an opinion of counsel, and execute whatever additional documents the Company may, in its sole discretion, deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed by the Plan, this Agreement or applicable law.
     No Shares shall be issued upon exercise of this Option until full payment has been made. Upon satisfaction of the conditions and requirements of this Paragraph 6 and the Plan, the Company shall credit, in a book entry on the records kept by the Company’s transfer agent, the number of Shares in respect of which this Option shall have been exercised. Upon exercise of this Option (or a portion thereof), the Company shall have a reasonable time to so credit the Common Stock for which this Option has been exercised, and the Grantee shall not be treated as a shareholder for any purposes whatsoever prior to such credit. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such Common Stock is recorded as issued and transferred in book entry of the Company’s transfer agent, except as otherwise provided in the Plan or this Agreement. As a further condition to the Company’s obligations under this Agreement, the Company may require the Grantee’s spouse (if any) to execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit B.
     7. Limitation Upon Transfer. This Option and all rights granted hereunder shall not (a) be transferred by the Grantee, other than by will, by the laws of descent and distribution, or to a Permitted Transferee; (b) be otherwise assigned, pledged or hypothecated in any way; and (c) be subject to execution, attachment or similar process. Any attempt to transfer this Option, other than by will or by the laws of descent and distribution or to a Permitted Transferee, or to assign, pledge, hypothecate or otherwise dispose of this Option or of any rights granted hereunder contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this Option or such rights, shall be void and unenforceable against the Company or any Subsidiary; provided, however, that the Grantee may designate a Beneficiary to receive benefits in the event of the Grantee’s death. This Option shall be exercised during the Grantee’s lifetime only by the Grantee, the Grantee’s guardian, the Grantee’s legal representative or a Permitted Transferee.
     8. Liability of Company. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and transfer of any Shares pursuant to this Agreement shall relieve the Company of any liability with respect to the non-issuance or transfer of the Shares as to which such approval shall not have been obtained. However, the Company shall use commercially reasonable efforts to obtain all such approvals.
     9. Adjustment in Option. This Option is subject to adjustment as provided under Section 4.2 of the Plan.

     10. Plan and Agreement Amendment.
          (a) No discontinuation, modification, or amendment of the Plan may, without the written consent of the Grantee, adversely affect the rights of the Grantee under this Agreement, except as otherwise provided under the Plan.
          (b) This Agreement may be amended as provided under the Plan, but no such amendment shall adversely affect the Grantee’s rights under this Agreement without the Grantee’s written consent, unless otherwise permitted by the Plan.
     11. Shareholder Rights. The Grantee shall have the rights of a shareholder with respect to the Shares subject to this Option only upon becoming the holder of such Shares.
     12. Employment Rights. This Agreement is not a contract of employment, and the terms of employment of the Grantee or other relationship of the Grantee with an Employer shall not be affected in any way by this Agreement except as specifically provided herein. The execution of this Agreement shall not be construed as conferring any legal rights upon the Grantee for a continuation of an employment or other relationship with an Employer, nor shall it interfere with the right of an Employer to discharge the Grantee and to treat him or her without regard to the effect which such treatment might have upon him or her as a Grantee.
     13. Disclosure Rights. Except as required by applicable law, the Company (or any of its affiliates) shall not have any duty or obligation to disclose affirmatively to a record or beneficial holder of Common Stock or an option to purchase such stock, and such holder shall have no right to be advised of, any material information regarding the Company at any time prior to, upon or in connection with receipt of the Shares.
     14. Governing Law. This Agreement shall be governed by the internal substantive laws, but not the choice of law rules, of the State of Wisconsin. This Agreement, subject to the terms and conditions of the Plan, represents the entire agreement between the parties with respect to the grant of this Option to the Grantee. The parties hereto each submit and consent to the jurisdiction of the courts in the State of Wisconsin, Brown County, in any action brought to enforce or otherwise relating to this Agreement.
     15. Compliance with Laws and Regulations. Notwithstanding anything herein to the contrary:
          (a) the Company shall not be obligated to credit a book entry related to any Shares under this Option on the records of the Company’s transfer agent unless and until the Company is advised by its counsel that such book entry is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any exchange upon which Shares are traded;
          (b) the Company may require, as a condition of such a book entry, and in order to ensure compliance with such laws, regulations and requirements, that the Grantee make whatever covenants, agreements, and representations, or execute whatever documents or instruments, the Company, in its sole discretion, considers necessary or desirable;

          (c) no payment or benefit under this Agreement shall be provided to the Grantee if it would violate any applicable Compensation Limitation.
     16. Successors and Assigns. Except as otherwise expressly set forth in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the succeeding administrators, heirs and legal representatives of the Grantee and the successors and assigns of the Company.
     17. No Limitation on Rights of the Company. This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.
     18. Notices. Any communication or notice required or permitted to be given hereunder shall be in writing, and, if to the Company, to its principal place of business, attention: Secretary, and, if to the Grantee, to the address appearing on the records of the Company. Such communication or notice shall be delivered personally or sent by certified, registered, or express mail, postage prepaid, return receipt requested, or by a reputable overnight delivery service. Any such notice shall be deemed given when received by the intended recipient.
     19. Construction. Notwithstanding any other provision of this Agreement, this Agreement is made and this Option is granted pursuant to the Plan and are in all respects limited by and subject to the express provisions of the Plan, as amended from time to time. This Agreement does not modify or amend the terms of the Plan. To the extent any provision of this Agreement is inconsistent or in conflict with any term or provision of the Plan, the Plan shall govern. The interpretation and construction by the Committee of the Plan, this Agreement and any such rules and regulations adopted by the Committee for purposes of administering the Plan shall be final and binding upon the Grantee and all other persons.
     20. Entire Agreement. This Agreement, together with the Plan, constitutes the entire obligation of the parties hereto with respect to the subject matter hereof and shall supersede any prior expressions of intent or understanding with respect to this transaction.
     21. Waiver; Cumulative Rights. The failure or delay of either party to require performance by the other party of any provision hereof shall not affect its right to require performance of such provision unless and until such performance has been waived in writing. Each and every right hereunder is cumulative and may be exercised in part or in whole from time to time.
     22. Counterparts. This Agreement may be signed in two counterparts, each of which shall be an original, but both of which shall constitute but one and the same instrument.
     23. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.
     24. Severability. If any provision of this Agreement shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision were omitted.
     25. Tax Consequences. The Grantee acknowledges and agrees that the Grantee is responsible for all taxes and tax consequences with respect to the grant of this Option and any exercise thereof. The Grantee further acknowledges that it is the Grantee’s responsibility to obtain any advice that the Grantee deems necessary or appropriate with respect to any and all tax matters that may exist as a result of the grant of this Option or the exercise thereof. Notwithstanding any other provision of this Agreement, Shares shall not be credited to the Grantee upon his or her exercise of this Option unless, as provided in Section 17 of the Plan, the Grantee shall have paid to the Company, or made arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign income or employment taxes required by law to be withheld with respect to the grant of this Option or exercise thereof.
     26. Receipt of Plan. The Grantee acknowledges receipt of a copy of the Plan, and represents that the Grantee is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all the terms and provisions of this Agreement and of the Plan. This Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan. The Committee shall interpret and construe the Plan and this Agreement, and its interpretation and determination shall be conclusive and binding upon the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.
     27. No Obligation to Exercise Option. The grant of this Option shall impose no obligation upon the Grantee to exercise this Option.
     28. Condition to Return Signed Agreement. This Agreement shall be null and void unless the Grantee signs, dates, and returns this Agreement to the Company on or before the date listed at the end of the Cover Page.
     IN WITNESS WHEREOF, the parties hereto have acknowledged their rights and obligations under this Agreement as of the Grant Date by signing the Cover Page.

Exhibit A
Pro Rata Vesting Formula for Early Retirement

Percentage of this Option that vests upon the Grantee’s Early Retirement	=	(	A	)	− C
B

A	=	The number of days beginning on the Grant Date through and including the date of the Grantee’s Early Retirement

B	=	The number of days beginning on the Grant Date through and including the date on which this Option would become fully vested pursuant to Paragraph 3

C	=	The percentage of this Option already vested immediately prior to the date of the Grantee’s Early Retirement
Exhibit A — Page 1

Exhibit B
Consent of Spouse
     I,                                         , spouse of the                                         , have read and approve the foregoing Non-Qualified Stock Option Agreement (the “Agreement”). In consideration of the Company’s grant to my spouse of an option to purchase shares of Associated Banc-Corp, as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact with respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.
Dated:                                         ,

Signature of Spouse
Exhibit B — Page 1